Exhibit 99.1

www.sanchezenergycorp.com Results Driven. Manufacturing Focused. Return-Driven Asset Sale April 2015

© 2015 Sanchez Energy Corporation Legal Disclaimers Forward Looking Statements : This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events, conditions or developments that Sanchez Energy Corporation (“Sanchez Energy,” “SN,” “we,” “our,” “us” or similar terms) expects, estimates, believes or anticipates will or may occur or exist in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on management's experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as "will," "potential," "believe," "estimate," "intend," "expect," "may," "should," "anticipate," "could," "plan," "predict," "project," "profile," "model," "strategy," "future" or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy's future operating results and returns or its ability to replace or increase reserves, increase production, or generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Sanchez Energy's control. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy's actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: . Sanchez Energy's ability to successfully execute its business and financial strategies; . Sanchez Energy's ability to replace the reserves it produces through drilling and property acquisitions; . the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities; . the realized benefits of the acreage acquired in Sanchez Energy's various acquisitions and other assets and liabilities assumed in connection therewith; . the extent to which Sanchez Energy's drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects; . the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; . the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; . Sanchez Energy's ability to successfully execute its hedging strategy and the resulting realized prices therefrom; . competition in the oil and natural gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; . Sanchez Energy's ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements; . the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; . Sanchez Energy's ability to compete with other companies in the oil and natural gas industry; . the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; . developments in oil-producing and natural gas-producing countries, the actions of the Organization of Petroleum Exporting Countries and other factors affecting the supply of oil and natural gas; . Sanchez Energy's ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; . the extent to which Sanchez Energy's crude oil and natural gas properties operated by others are operated successfully and economically; . the use of competing energy sources and the development of alternative energy sources; . unexpected results of litigation filed against us; . the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and . the other factors described under “Item 1A. Risk Factors” in Sanchez Energy's Annual Report on Form 10-K for the fiscal year ended December 31 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy's forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy's forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Oil and Gas Reserves: The Securities and Exchange Commission (“SEC”) requires oil and gas companies, in their filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as “resource potential” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Investors are urged to consider closely the disclosure in Sanchez Energy's Annual Report on Form 10-K for the fiscal year ended December 31. Non-GAAP Measures: Included in this presentation are certain non-GAAP financial measures as defined under Securities and Exchange Commission Regulation G. Investors are urged to consider closely the disclosure in Sanchez Energy's Annual Report on Form 10-K for the fiscal year ended December 31, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. In particular, this presentation provides certain information regarding estimated 2015 EBITDA. EBITDA is calculated by subtracting production taxes, general administrative expenses, and other operating expenses from revenue for the associated wellbores. We believe the most directly comparable GAAP financial measure to EBITDA is net income (loss). We have not included in this presentation forward-looking net income (loss) because such information is not accessible on a forward-looking basis without an unreasonable effort. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measure, EBITDA, to the most directly comparable GAAP financial measure, net income (loss), because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to us without unreasonable efforts. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP financial measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure. GAAP net income (loss) is expected to be lower than EBITDA for the fiscal year 2015. 2

© 2015 Sanchez Energy Corporation Overview of SN’s March 2015 Asset Sale to SPP 3 . Buyer Wholly-owned subsidiary of Sanchez Production Partners LP (“SPP”) . Purchase Price $85.0 million (subject to normal and customary closing adjustments) . Consideration Received $83.0 million in cash and $2.0 million in equity, consisting of 1,052,632 common units of SPP (~ 3.3% of SPP’s total common units outstanding as of April 1, 2015) . Effective Date January 1, 2015 . Closing Date March 31, 2015 . Assets 59 non-operated wellbores and associated interests in the Palmetto Field in Gonzales County, Texas, including oil and natural gas hedges for the period Mar-15 through Dec-19 . Proved Reserves Approximately 5.2 MMBoe; 84% liquids; 100% proved developed producing(1) . Escalating Working Interest Average approximate working interest of 18.2% effective 1/1/2015; escalates to 26.1% effective 1/1/2016; 33.5% effective 1/1/2017; 40.6% effective 1/1/2018; and 47.5% effective 1/1/2019 and for the remaining life of the wellbores . Average Daily Net Production ~ 1,000 Boe/d over the next five years (~ 2% of SN’s total net production volume in 2015) (1) Based on estimates using the forward strip as of January 9, 2015

© 2015 Sanchez Energy Corporation - 200 400 600 800 1,000 1,200 1 2 3 4 5 MBOE Per Year SPP PDP PDP Total Escalating Working Interest Structure . Total consideration of $85.0 million ($83.0 million in cash and $2.0 million in equity) received March 31, 2015 (subject to normal and customary closing adjustments) . Transaction structured with escalating working interests . Intended to offset natural production declines to the MLP buyer over a period of five years . SN retains ownership of the residual production during that timeframe, as well as possibility of upside potential . Hedges covering a high percentage of production in years 1-5, executed by SN in February 2015, were novated to the buyer at closing Buyer’s WI Increases Annually, Which (When Applied To Production Total) Yields Flat Production To Buyer In Years 1-5 SPP Owns Jan. 1 Jan. 1 Jan. 1 Jan. 1 Jan. 1 Effective Date: 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024+ Avg. Working Interest 18.2% 26.1% 33.5% 40.6% 47.5% 47.5% 47.5% 47.5% 47.5% 47.5% SN Owns 4

© 2015 Sanchez Energy Corporation Example Palmetto Individual Well Decline Curve Why This Structure? - 100 200 300 400 500 600 700 800 - 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 Production (Boepd) Months ~ 40% Production / ~ 60% Present Value In Initial 2 Years ~ 60% Production / ~40% Present Value In Remaining 30+ Years SN to Realize 30+ Years of Future Value Today for Immediate Redeployment Fast Payback Asset Stable / Low Decline Asset SN MLP Buyer . We believe the structure delivers what the upstream MLP market needs, which warrants a premium price . Upstream MLPs need low declining assets that require less maintenance capital and generate significantly more stable distributable cash flow . We believe that this well-structured, escalating working interest transaction is attractive to the MLP buyer as it provides forecastable flat production and minimal capital investment for 5 years, with modest declines thereafter . Allows SN to monetize future production at a discount rate that is significantly less than its expected corporate cost of capital . SN expects to be able to fund future drilling programs with the potential to generate 35% to 60%+ IRRs with significantly cheaper capital and with less need to utilize additional debt or equity . In effect, we have taken one asset and split the components out to create significant value and a potential key funding source for SN’s growth 5

© 2015 Sanchez Energy Corporation . Return-driven asset sales can help facilitate SN’s ability to re-invest funds from structured transactions into potentially higherreturning drilling opportunities . Expected to provide a “self-funding” source of capital that may lead to increased and substantially accelerated free cash flow over time Provides a Key Funding Source for SN’s Growth 6 * Assumes similar escalating working interest sales occurring every three years at PV-10, with identical well re-investment from sale proceeds (5,000) - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Cumulative Cash Flow ($ ) Years on Production Re-Investment Potential Through Escalating Working Interest Sales Re-Investment* Standard Well

© 2015 Sanchez Energy Corporation Benefits of SN’s March 2015 Asset Sale to SPP . Enables SN to access capital today, and potentially in the future, through the potential availability of SPP as an alternative financing vehicle -- this is a key competitive advantage for SN relative to its peer group . Enables SN to raise cash in a low commodity price environment by bringing forward future cash flow currently generated by lower-rate, older producing assets . Positions SN to re-invest the proceeds in potentially higher-returning opportunities while maintaining a strong balance sheet and cash position . Funds growth without increasing leverage or diluting shareholders . Represents a valuation premium relative to SN’s current public trading multiples(1) . ~ $85,000 per 2015 Estimated production Boe/d . ~ 7.7x 2015 Estimated EBITDA(2) . Allows SN to retain potential upside opportunities . Divesting only production from the existing wellbores conveyed, thereby allowing SN to retain: . All PUD, probable, and possible reserves and other future identified drilling locations . Additional Eagle Ford down spacing within the Palmetto Field . Stacking new horizontals within the Upper Eagle Ford and Lower Eagle Ford . Development of any additional formations such as the Austin Chalk or the Buda . Ownership of SPP common units (~ 3.3% of SPP’s total common units outstanding as of April 1, 2015) is expected to provide additional cash flow over time . Initiates a business development relationship with SPP that sets the stage for potentially repeatable and larger transactions in 2015 and beyond (1) Based on estimates using the forward strip as of January 9, 2015 7 (2) Based on estimates as detailed in the “Legal Disclaimers” and represents a non-GAAP financial measure